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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 2, 2001
                                                 -------------------------------




MediaNews Group, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)



Delaware                                                              76-0425553
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)




1560 Broadway, Suite 2100, Denver, CO                                      80202
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code 303-563-6360
                                                   -----------------------------




                                      N/A
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         (Former name or former address, if changed since last report.)


                                 Amendment No. 1

The registrant's current report on Form 8K dated January 2, 2001, is hereby amended and supplemented as follows:

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a. Financial Statements of Businesses Acquired

          The audited financial statements of Kearns-Tribune, LLC as of and for the year ended December 31, 2000.


     b. Unaudited Pro Forma Financial Information

          1.) Unaudited pro forma consolidated balance sheet as of December 31, 2000.

          2.) Unaudited pro forma condensed consolidated statement of operations for the six months ended December 31, 2000, and the year ended June 30, 2000.



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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEDIANEWS GROUP, INC.


Date:   May 14, 2001                     BY:  /s/ Ronald A. Mayo
     ------------------------               ------------------------------------
                                              Ronald A. Mayo
                                              Vice President,
                                              Chief Financial Officer


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                              MEDIANEWS GROUP, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

On January 2, 2001, MediaNews Group, Inc. purchased Kearns-Tribune, LLC. Kearns-Tribune, LLC owns the masthead of the Salt Lake Tribune and a 50% interest in the Newspaper Agency Corporation ("NAC"). The NAC is operated under the terms of a Joint Operating Agreement ("JOA") between Kearns-Tribune, LLC and the Deseret News Publishing Company. Under the terms of the JOA, the NAC is responsible for performing all the business functions of the Salt Lake Tribune and the Deseret News, including advertising and circulation sales, production and distribution. News and editorial at the Salt Lake Tribune is completely separate from the NAC and is the responsibility of Kearns-Tribune, LLC. While Kearns-Tribune, LLC owns 50% of the NAC, the net income of the NAC is distributed 58% to Kearns-Tribune, LLC and 42% to the Deseret News Publishing Company.




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                     MEDIANEWS GROUP, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               December 31, 2000
                                 (in Thousands)

                                                                                          Acquisition &
                                                                            As             Pro Forma
                              ASSETS                                     Reported          Adjustments             Pro Forma
                                                                       -------------      -------------          -------------
CURRENT ASSETS
     Cash and cash equivalents ..................................      $       7,217      $       1,163          $       8,380
     Accounts receivable, less allowance for doubtful
        accounts ................................................            132,296                738                133,034
     Inventories of newsprint and supplies ......................             22,167                 --                 22,167
     Prepaid expenses and other assets ..........................              6,014                196                  6,210
                                                                       -------------      -------------          -------------
        TOTAL CURRENT ASSETS ....................................            167,694              2,097                169,791

PROPERTY, PLANT AND EQUIPMENT
     Land .......................................................             28,319              3,858 (a)             32,177
     Buildings and improvements .................................            126,424              4,848 (a)            131,272
     Machinery and equipment ....................................            384,189             18,365 (a)            402,554
                                                                       -------------      -------------          -------------
        TOTAL PROPERTY, PLANT AND EQUIPMENT .....................            538,932             27,071                566,003
     Less accumulated depreciation and amoritzation .............            170,256                 -- (b)            170,256
                                                                       -------------      -------------          -------------
        Net Property, Plant and Equipment .......................            368,676             27,071                395,747

OTHER ASSETS
     Investment in JOAs .........................................             11,541            174,580 (c)            186,121
     Subscriber accounts, net of accumulated amortization .......            111,471                 --                111,471
     Excess of cost over fair value of net assets acquired,
        net of accumulated amortization .........................            503,635                 --                503,635
     Covenants not to compete and other identifiable
        intangible assets, net of accumulated amortization ......              9,359                 --                  9,359
     Other ......................................................             47,923              2,315 (f),(h)         50,238
                                                                       -------------      -------------          -------------
        TOTAL OTHER ASSETS ......................................            683,929            176,895                860,824
                                                                       -------------      -------------          -------------
TOTAL ASSETS ....................................................      $   1,220,299      $     206,063          $   1,426,362
                                                                       =============      =============          =============





      See notes to unaudited pro forma financial information.



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                     MEDIANEWS GROUP, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               December 31, 2000
                                 (In Thousands)

                                                                                              Acquisition &
                                                                                As              Pro Forma
               LIABILITIES AND SHAREHOLDERS' EQUITY                          Reported          Adjustments             Pro Forma
                                                                          -------------       -------------          -------------

CURRENT LIABILITIES
     Trade Accounts Payable ..............................................$      27,221       $         486          $      27,707
     Accrued liabilities .................................................       62,541               4,190 (d)             66,731
     Unearned income .....................................................       25,944                  --                 25,944
     Current portion of long-term debt and capital lease obligation ......       12,540                 107                 12,647
                                                                          -------------       -------------          -------------
        TOTAL CURRENT LIABILITIES ........................................      128,246               4,783                133,029

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATION ..............................      858,733             201,280 (e)          1,060,013

OTHER LIABILITIES ........................................................       19,550                  -- (g),(h)         19,550

DEFERRED INCOME TAXES ....................................................       55,328                  --                 55,328

MINORITY INTEREST ........................................................      144,288                  --                144,288

SHAREHOLDERS' EQUITY
     Common stock ........................................................            2                  --                      2
     Additional paid in capital ..........................................        3,631                  -- (i)              3,631
     Accumulated other comprehensive loss ................................       (1,309)                 --                 (1,309)
     Retained earnings ...................................................       13,830                  -- (i)             13,830
     Common stock in Treasury ............................................       (2,000)                 --                 (2,000)
                                                                          -------------       -------------          -------------
        TOTAL SHAREHOLDERS' EQUITY .......................................       14,154                  --                 14,154
                                                                          -------------       -------------          -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...............................$   1,220,299       $     206,063          $   1,426,362
                                                                          =============       =============          =============



      See notes to unaudited pro forma financial information.





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                     MEDIANEWS GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                       Six Months Ended December 31, 2000
                       (In Thousands, except share data)

                                                                       Acquisition &
                                                        As              Pro Forma
                                                     Reported           Adjustments              Pro Forma
                                                   -------------       -------------           -------------
OPERATING REVENUES ..........................      $     486,119       $         387           $     486,506

COST AND EXPENSES
     Cost of sales ..........................            174,976               4,067                 179,043
     Selling, general, and administrative ...            215,882               2,870 (a)             218,752
     Depreciation and amortization ..........             32,847               1,033 (b)              33,880
     Interest expense .......................             38,995               8,986 (d)              47,981
     Other, (net) ...........................              5,464                 (65)                  5,399
                                                   -------------       -------------           -------------
        TOTAL COST AND EXPENSES .............            468,164              16,891                 485,055
EQUITY INCOME IN JOAs .......................              1,687              15,172 (c)              16,859
GAIN ON SALE OF NEWSPAPER PROPERTY ..........             23,629                  --                  23,629
MINORITY INTEREST ...........................             19,103                  --                  19,103
                                                   -------------       -------------           -------------
INCOME (LOSS) BEFORE INCOME TAXES ...........             24,168              (1,332)                 22,836
INCOME TAX BENEFIT (EXPENSE) ................             (9,644)                540 (e)             (9,104)
                                                   -------------       -------------           -------------
NET INCOME (LOSS) ...........................      $      14,524       $        (792)          $      13,732
                                                   =============       =============           =============
EARNINGS (LOSS) PER COMMON SHARE ............      $        6.33       $       (0.35)          $        5.98
                                                   =============       =============           =============


         See notes to unaudited pro forma financial information.



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                     MEDIANEWS GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                            Year Ended June 30, 2000
                       (In Thousands, except share data)

                                                                       Acquisition &
                                                         As              Pro Forma
                                                      Reported          Adjustments           Pro Forma
                                                   --------------      --------------      --------------
OPERATING REVENUES ..........................      $      947,301      $        1,459      $      948,760
COST AND EXPENSES
     Cost of sales ..........................             320,095               8,038             328,133
     Selling, general, and administrative ...             441,832               5,451 (a)         447,283
     Depreciation and amortization ..........              63,263               2,067 (b)          65,330
     Interest expense .......................              75,758              16,062 (d)          91,820
     Other, (net) ...........................               8,387                (288)              8,099
                                                   --------------      --------------      --------------
        TOTAL COST AND EXPENSES .............             909,335              31,330             940,665
EQUITY INCOME IN JOAs .......................               3,481              30,605 (c)          34,086
GAIN ON SALE OF NEWSPAPER PROPERTY ..........             117,621                  --             117,621
MINORITY INTEREST ...........................              34,092                  --              34,092
                                                   --------------      --------------      --------------
INCOME BEFORE INCOME TAXES ..................             124,976                 734             125,710
INCOME TAX BENEFIT (EXPENSE) ................               5,407                (297) (e)          5,110
                                                   --------------      --------------      --------------
NET INCOME ..................................      $      130,383      $          437      $      130,820
                                                   ==============      ==============      ==============
EARNINGS PER COMMON SHARE ...................      $        56.40      $         0.19      $        56.59
                                                   ==============      ==============      ==============




         See notes to unaudited pro forma financial information.



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                              MEDIANEWS GROUP, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1: UNAUDITED PRO FORMA ADJUSTMENTS FOR THE JANUARY 2, 2001, ACQUISITION

Acquisition Transaction

The following pro forma adjustments to the historical financial statements of the newspaper acquired on January 2, 2001. Actual operations of this newspaper have been included from January 3, 2001.

     (a) Pension expense was eliminated as the pension plan was not acquired and no new defined benefit pension plan will be installed at any of the acquired newspapers.

     (b) Depreciation expense of the acquired assets has been adjusted to reflect the fair market value of the acquired assets and the useful lives assigned to these assets.

     (c) Adjust equity pick-up from the investment in the Newspaper Agency Corporation to reflect the adjusted goodwill associated with Kearns-Tribune LLC's investment in the Newspaper Agency Corporation.

     (d) Interest expense has been adjusted to reflect the borrowings and rates of debt utilized in the acquisition of the assets.

     (e) Income taxes reflect the estimated income taxes based on a combined federal and state income tax rate of 40.5%. Historical income taxes have been eliminated.


NOTE 2: UNAUDITED PRO FORMA BALANCE SHEET

The following are pro forma adjustments to the historical balance sheet to reflect the newspaper acquired on January 2, 2001.

     (a) Record property, plant and equipment at management's estimated fair market value at the date of acquisition. These estimates are subject to change based on the completion of the final purchase accounting.

     (b) Eliminate historical accumulated depreciation on the plant and equipment acquired.

     (c) Record estimated fair market value of the investments in the Newspaper Agency Corporation acquired in the acquisition.

     (d) Adjust accrued liabilities to accrue the estimated organization, closing and other costs associated with completing the Acquisition.

     (e)  Record long-term debt incurred in the Acquisition.

     (f)  Eliminate pension assets not acquired in the acquisition.

     (g) Eliminate post employment benefit obligation not assumed in the acquisition.

     (h) Deferred compensation and related cash surrender value of life insurance have been excluded as the asset and liabilities were not acquired in the acquisition.

     (i)  Members' equity and retained earnings are eliminated in consolidation.


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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

  99.2.3            Kearns-Tribune LLC Consolidated Financial Statements.